This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder
Quality Growth
Fund

Annual Report
October 31, 1995

* A fund seeking long-term growth of capital through investment primarily in the equity securities of seasoned, financially strong U.S. growth companies.

* A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER QUALITY GROWTH FUND
--------------------------------------------------------------------------------

CONTENTS

  2 In Brief

  3 Letter from the Fund's President

  4 Performance Update

  5 Portfolio Summary

  6 Portfolio Management Discussion

  9 Investment Portfolio

 13 Financial Statements

 16 Financial Highlights

 17 Notes to Financial Statements

 20 Report of Independent Accountants

 21 Tax Information

 21 Officers and Trustees

 22 Investment Products
    and Services

 23 How to Contact
    Scudder

IN BRIEF

* Scudder Quality Growth Fund provided shareholders with a total return of 23.78% for the 12 months ended October 31, 1995, including reinvested capital gain and income distributions. The Fund's performance outpaced that of the average growth fund tracked by Lipper Analytical Services, which returned 22.14%.

* Earnings surprises on the upside were the rule rather than the exception for much of the Fund's fiscal period: During the third quarter of 1995, 60% of S&P 500 companies met or exceeded analysts' earnings expectations. Several of the year's stronger-performing sectors were well-represented in the portfolio, including technology, healthcare, consumer staples, and financial services.

* In a slowing economic environment, we believe investors will pay a premium for stable earnings growth. Accordingly, the Fund's heaviest weighting is in consumer staples (19% of the portfolio), represented by such holdings as tobacco and food products market leader Philip Morris and diversified consumer products manufacturer Procter & Gamble. Healthcare continues to be heavily represented in the portfolio as well, with five of the top ten portfolio holdings drawn from that sector.

LETTER FROM THE FUND'S PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders,

     Stock prices rallied sharply in 1995 after a lackluster 1994, propelled by a confluence of positive economic and market-related factors. Moreover, stock market corrections over this period have been few and unusually mild. Scudder Quality Growth Fund had a solid fiscal year, providing shareholders with a total return of 23.78% for the 12 months ended October 31, 1995.

     After such impressive stock market gains--and given the late stage of the economic cycle--some market correction would not be surprising. This might be precipitated by growing investor recognition that a mild slowdown in economic activity next year, resulting from a lack of corporate pricing power and a reduction in consumer spending, is likely. With its focus on consistency of earnings, Scudder Quality Growth Fund may serve as an appropriate vehicle for maintaining equity exposure in such an environment. Despite near-term market uncertainties, it is important to keep in mind that the longer-term outlook for U.S. equities is favorable, given our expectations for continued low inflation, low interest rates, and strong long-term profit growth.

     You will notice we have added the Russell 1000 Growth Index to the performance comparisons on page 4. This index more closely represents the large-capitalization stocks that Scudder Quality Growth Fund invests in. We intend to drop the S&P 500 Index from future reports.

     We would also like to take this opportunity to announce that on October 6, 1995, we introduced another U.S. stock fund to the Scudder family: Scudder Small Company Value Fund. The new fund uses a proprietary quantitative discipline to identify undervalued stocks of small companies. For more information on Scudder Small Company Value Fund and other investment products and services, see page
22. If you have any questions about Scudder Quality Growth Fund, please call a Scudder Investor Relations representative at 1-800-225-2470.

                                    Sincerely,

                                    /s/Daniel Pierce
                                    Daniel Pierce
                                    President,
                                    Scudder Quality Growth Fund

SCUDDER QUALITY GROWTH FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
SCUDDER QUALITY GROWTH FUND
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,378    23.78%    23.78%
Life of
  Fund*   $17,087    70.87%    12.75%

RUSSELL 1000 GROWTH INDEX
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,923    29.23%    29.23%
Life of
  Fund*   $16,766    67.66%    12.41%

S&P 500 INDEX
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95  $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $12,644    26.44%    26.44%
Life of
  Fund*   $16,909    69.09%    12.63%

* The Fund commenced operations on May 15, 1991.
  Index comparisons begin May 31, 1991.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Quality Growth Fund
Year            Amount
----------------------
5/91*          $10,000
10/91          $10,894
4/92           $11,251
10/92          $12,252
4/93           $12,094
10/93          $13,169
4/94           $12,590
10/94          $13,220
4/95           $14,092
10/95          $16,364

Russell 1000 Growth Index
Year            Amount
----------------------
5/91*          $10,000
10/91          $10,350
4/92           $11,022
10/92          $11,470
4/93           $11,507
10/93          $12,308
4/94           $11,947
10/94          $12,973
4/95           $14,291
10/95          $16,766

S&P 500 Index
Year            Amount
----------------------
5/91*          $10,000
10/91          $10,187
4/92           $10,932
10/92          $11,201
4/93           $11,941
10/93          $12,875
4/94           $12,577
10/94          $13,373
4/95           $14,773
10/95          $16,909

The Russell 1000 Growth Index is an unmanaged capitalization-weighted, price index of the 1000 largest U.S. growth companies traded on the NYSE, AMEX, and NASDAQ. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

YEARLY PERIODS ENDED OCTOBER 31

                       1991*   1992    1993    1994    1995
                     ----------------------------------------
NET ASSET VALUE...   $13.65  $15.30  $16.42  $16.17  $18.44
INCOME DIVIDENDS..   $   --  $  .03  $  .03  $  .08  $  .15
CAPITAL GAINS
DISTRIBUTIONS.....   $   --  $  .02  $   --  $  .24  $ 1.09
FUND TOTAL
RETURN (%)........    13.75   12.47    7.49     .39   23.78
INDEX TOTAL
RETURN (%)........     8.66   10.82    7.31    5.40   29.23


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the average annual total return for the life of Fund would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------

Equity Securities        94%             The Fund remains nearly fully
Cash Equivalents          6%             invested, principally in stocks
                        ----             of fundamentally strong companies
                        100%             with consistent earnings growth
                        ====             and low debt.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
SECTORS (Excludes 6% Cash Equivalents)
--------------------------------------------------------------------------
Consumer Staples        19%
Health                  17%
Technology              14%               The Fund has focused on sectors
Consumer Discretionary  10%               such as Consumer Staples, where
Financial                8%               earnings stability should be
Service Industries       8%               attractive to investors as the
Manufacturing            7%               economy slows.
Media                    6%
Durables                 5%
Other                    6%
                       ----
                       100%
                       ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS
--------------------------------------------------------------------------
 1. PHILIP MORRIS COMPANIES INC.
        Tobacco, food products and brewing
 2. COLUMBIA/HCA HEALTHCARE CORP.
        Leading hospital management company
 3. PROCTER & GAMBLE CO.
        Diversified manufacturer of consumer products
 4. MERCK & CO. INC.
        Leading ethical drug manufacturer
 5. AMERICAN INTERNATIONAL GROUP, INC.
        Major international insurance holding company
 6. PEPSICO INC.
        Soft drinks, snack foods and food services
 7. JOHNSON & JOHNSON
        Health care products
 8. SCHERING-PLOUGH CORP.
        Pharmaceutical and consumer products
 9. GENERAL MOTORS CORP. "E"
        Business information services
10. BECTON, DICKINSON & CO.
        Manufacturer and marketer of medical and diagnostic products

We continue to feel that many healthcare companies are undervalued, as negative sentiment surrounding reform prospects for the industry prevail.

--------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page 9.
A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

SCUDDER QUALITY GROWTH FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Scudder Quality Growth Fund provided shareholders with a total return of 23.78% for the 12 months ended October 31, 1995. This return includes reinvested distributions of $1.24, of which $1.09 was capital gain and $0.15 was in the form of income. The Fund's performance modestly lagged the 29.23% return of the unmanaged Russell 1000 Growth Index but outpaced that of the average long-term growth fund tracked by Lipper Analytical Services, which returned 22.14%.

     Scudder Quality Growth Fund follows a disciplined approach to stock selection, investing primarily in financially solid U.S. companies with leading market positions and prospects for above-average growth. In selecting these companies, we employ both quantitative and qualitative techniques that take into account such factors as consistency of earnings growth, financial strength, management ability, and valuation.

                           Strong Earnings Environment

     Over the past year, the U.S. stock market has been the beneficiary of low inflation, falling interest rates, and strong earnings--a nearly ideal scenario that few economic prognosticators hoped for. Investors perceive that inflation has all but disappeared as a threat to the financial markets, with indicators such as producer price increases hovering near zero the past several months. The bond market rally of the past year brought the yield on long-term Treasuries down to approximately 6.3% at the end of October, making stocks more attractive relative to bonds. Earnings surprises on the upside have been the rule rather than the exception: During the third quarter of 1995, 60% of S&P 500 companies met or exceeded analysts' earnings expectations. A very strong correlation exists between positive earnings surprises for companies and stock price increases. Finally, demand factors were positive as well, as money flowed into pension plans and mutual funds.

     Several of the year's stronger-performing sectors were well-represented in the portfolio, including technology, healthcare, consumer staples, and financial services. Financial stocks contributed to the Fund's performance, as many stocks in that group benefited from increased earnings driven by falling interest rates. One of the Fund's largest financial holdings, Federal National Mortgage Association, rose more than 50% over the first ten months of 1995. Within the

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

healthcare group, Johnson & Johnson and pharmaceutical companies Merck and Schering-Plough were especially good performers.

     The technology sector merits special discussion, as returns in that group were exceptional over most of the Fund's fiscal year, although some gains were given up in the last three months of this period. While we maintained significant exposure to technology stocks, the Fund's sector limit guidelines in effect preclude our assuming a substantially overweighted position in such a volatile industry. Our approach to this sector is to emphasize fundamental research, and to avoid stocks of companies with deteriorating fundamentals or those reporting quarterly earnings shortfalls--two factors that have historically led to significant disappointments. We have reduced several technology holdings during the year, including semiconductor manufacturer Texas Instruments because of concerns over soft computer memory pricing, and cellular telephone and equipment manufacturer Nokia. At the same time, we have diversified the Fund's exposure within this group, adding to or initiating positions in Applied Materials (semiconductor capital equipment) and 3Com (networking).

                                  Looking Ahead

     Our strategy will continue to focus on identifying companies that exhibit above-average earnings growth. Stable growth companies remain at the core of the portfolio and are characterized by sustainable, consistent and above-average rates of earnings growth. These companies tend to have commanding market shares and high unit growth rates, and participate in markets that are expanding.

     On a macroeconomic level, the major issue we face in the months ahead is whether the U.S. economy is about to turn down or is experiencing a prolonged business cycle that will yield continued strong earnings, underpinning a further surge in stock prices. We believe it is more likely that the U.S. economy is near the end of its four-year expansion, and we are forecasting slower economic growth over the next year, perhaps closer to 1% than 3%. Inflation should remain benign, but the flip side of low inflation is the inability of businesses to increase profits by raising prices. High levels of installment debt are likely to leave the consumer without much discretionary income, which could impact corporate profitability. Moreover, the earnings of many companies have been

SCUDDER QUALITY GROWTH FUND
--------------------------------------------------------------------------------

bolstered by a weak dollar, which promoted exports and made it more difficult for importers to price their goods advantageously versus competing goods made here at home. In recent months, the dollar has recovered somewhat and may head further upward.

     In this slowing economic environment, we believe investors will pay a premium for stable earnings growth. Accordingly, the Fund's heaviest weighting is in consumer staples (19% of the portfolio), represented by such holdings as tobacco and food products market leader Philip Morris and diversified consumer products manufacturer Procter & Gamble. Healthcare continues to be heavily represented in the portfolio, with five of the top ten portfolio holdings drawn from that sector. The Fund's energy group holdings have been scaled back, and several economically sensitive growth companies have been eliminated from the portfolio, including Cooper Tire & Rubber, diversified manufacturer TRW, and specialty steel producer Nucor.

     U.S. equity valuations, while not extreme, are at much higher levels than a year ago and therefore warrant a degree of caution going forward. While the economic and market climate will influence stock selection for the Fund, we do not believe that attempting to time the market is a worthwhile endeavor, and we strive to remain fully invested. The Fund's focus on quality companies with reasonable valuations and prospects for above-average earnings growth should reward investors seeking capital appreciation over the long-term. We believe Scudder Quality Growth Fund will remain an excellent vehicle for stock investors seeking core exposure to the U.S. equity markets.

                         Sincerely,

                         Your Portfolio Management Team

                         /s/Valerie F. Malter                /s/Bruce F. Beaty
                         Valerie F. Malter                   Bruce F. Beaty

                         /s/Michael K. Shields
                         Michael K. Shields

                          Scudder Quality Growth Fund:
                          A Team Approach to Investing

     Scudder Quality Growth Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Lead Portfolio Manager Valerie F. Malter joined Scudder in 1995 and is responsible for Scudder Quality Growth Fund's investment strategy and daily operation. Valerie has 10 years of experience as an analyst covering a wide range of industries, and three years of portfolio management experience focusing on the stocks of companies with medium- to large-sized market capitalizations. Bruce F. Beaty, Portfolio Manager, contributes expertise in technology, a role he has filled since the Fund's inception. Bruce joined Scudder in 1991 and has 14 years of investing experience. Michael K. Shields, Portfolio Manager, focuses on the Fund's healthcare stocks. Mike joined the Fund and Scudder in 1992 and has 12 years of experience in the financial industry.

                                     INVESTMENT PORTFOLIO AS OF OCTOBER 31, 1995


                          % of       Principal                                                    Market
                        Portfolio   Amount ($)                                                   Value ($)
----------------------------------------------------------------------------------------------------------
                           4.8%      REPURCHASE AGREEMENT

                                   8,243,000   Repurchase Agreement with State Street
                                                Bank and Trust dated 10/31/95 at 5.85%,
                                                to be repurchased at $8,244,339 on 11/1/95,
                                                collateralized by a $8,600,000 U.S. Treasury
                                                Bill, 3/28/96 (Cost $8,243,000). . . . . . . .  8,243,000
                                                                                               ----------

                           1.3%      SHORT TERM NOTES

                                   2,290,000   Federal Home Loan Mortgage Corp.
                                                Discount Note, 11/1/95 (Cost $2,290,000) . . .  2,290,000
                                                                                               ----------

                           0.9%      PREFERRED STOCKS
                                     Shares
                                ---------------------------------------------------------------------
TECHNOLOGY

COMPUTER SOFTWARE                     10,500   SAP AG (Cost $1,563,993). . . . . . . . . . . .  1,611,139
                                                                                               ----------

                          93.0%       COMMON STOCKS

CONSUMER DISCRETIONARY     9.1%

DEPARTMENT &
CHAIN STORES               4.4%       38,300   May Department Stores . . . . . . . . . . . . .  1,503,275

                                      85,800   Rite Aid Corp.. . . . . . . . . . . . . . . . .  2,316,600

                                      91,200   Wal-Mart Stores Inc.. . . . . . . . . . . . . .  1,972,200

                                      61,200   Walgreen Co.. . . . . . . . . . . . . . . . . .  1,744,200
                                                                                               ----------
                                                                                                7,536,275
                                                                                               ----------
HOTELS & CASINOS           1.0%       78,100   Carnival Corp., Class A . . . . . . . . . . . .  1,815,825
                                                                                               ----------
RESTAURANTS                1.4%       59,100   McDonald's Corp.. . . . . . . . . . . . . . . .  2,423,100
                                                                                               ----------
SPECIALTY RETAIL           2.3%       77,600   Corporate Express, Inc.*. . . . . . . . . . . .  2,027,300
                                     111,100   Intimate Brands, Inc.*. . . . . . . . . . . . .  1,860,925
                                                                                               ----------
                                                                                                3,888,225
                                                                                               ----------
CONSUMER STAPLES          18.1%

ALCOHOL & TOBACCO          3.0%        60,100  Philip Morris Companies Inc.. . . . . . . . . .  5,078,450
                                                                                               ----------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                           ----
                                                                             9

SCUDDER QUALITY GROWTH FUND


                               % of                                                                  Market
                             Portfolio     Shares                                                   Value ($)
--------------------------------------------------------------------------------------------------------------

CONSUMER ELECTRONIC &
PHOTOGRAPHIC PRODUCTS           1.1%        36,000     Duracell International Inc. . . . . . . .     1,885,500
                                                                                                  ------------

FOOD & BEVERAGE                 8.9%        90,100     Albertson's Inc.. . . . . . . . . . . . .     2,995,825
                                            25,600     CPC International Inc.. . . . . . . . . .     1,699,200
                                            61,500     ConAgra Inc.. . . . . . . . . . . . . . .     2,375,438
                                            20,400     General Mills, Inc. . . . . . . . . . . .     1,170,450
                                            72,900     PepsiCo Inc.. . . . . . . . . . . . . . .     3,845,475
                                           109,700     Sara Lee Corp.. . . . . . . . . . . . . .     3,222,438
                                                                                                  ------------
                                                                                                    15,308,826
                                                                                                  ------------

PACKAGE GOODS/COSMETICS         5.1%        17,100     Clorox Co.. . . . . . . . . . . . . . . .     1,226,925
                                            24,400     Colgate-Palmolive Co. . . . . . . . . . .     1,689,700
                                            36,100     Gillette Co.. . . . . . . . . . . . . . .     1,746,338
                                            51,400     Procter & Gamble Co.. . . . . . . . . . .     4,163,400
                                                                                                  ------------
                                                                                                     8,826,363
                                                                                                  ------------

HEALTH                         15.5%

BIOTECHNOLOGY                   1.0%        54,908     Guidant Corp. . . . . . . . . . . . . . .     1,757,056
                                                                                                  ------------
HOSPITAL MANAGEMENT             2.8%        98,900     Columbia/HCA Healthcare Corp. . . . . . .     4,858,463
                                                                                                  ------------
MEDICAL SUPPLY
& SPECIALTY                     2.0%        51,500     Becton, Dickinson & Co. . . . . . . . . .     3,347,500
                                                                                                  ------------
PHARMACEUTICALS                 9.7%        20,300     American Home Products Corp.. . . . . . .     1,799,088
                                            31,067     Eli Lilly Co. . . . . . . . . . . . . . .     3,001,841
                                            44,000     Johnson & Johnson . . . . . . . . . . . .     3,586,000
                                            69,400     Merck & Co. Inc.. . . . . . . . . . . . .     3,990,500
                                            21,400     Sandoz Ltd. AG (ADR). . . . . . . . . . .       885,425
                                            62,800     Schering-Plough Corp. . . . . . . . . . .     3,367,650
                                                                                                  ------------
                                                                                                    16,630,504
                                                                                                  ------------

COMMUNICATIONS                  2.6%

CELLULAR TELEPHONE              0.9%        51,700     AirTouch Communications, Inc.*. . . . . .     1,473,450
                                                                                                  ------------

TELEPHONE/
COMMUNICATIONS                  1.7%        46,900     American Telephone & Telegraph Co.. . . .     3,001,600
                                                                                                  ------------
FINANCIAL                       7.8%

BANKS                           1.6%        68,600     State Street Boston Corp. . . . . . . . .     2,666,825
                                                                                                  ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


----
 10

                                                           INVESTMENT PORTFOLIO

                               % of                                                                  Market
                             Portfolio     Shares                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
INSURANCE                       4.3%        45,650     American International Group, Inc.. . . .     3,851,719
                                            31,100     EXEL, Ltd.. . . . . . . . . . . . . . . .     1,663,850
                                            27,500     MBIA Inc. . . . . . . . . . . . . . . . .     1,914,688
                                                                                                  ------------
                                                                                                     7,430,257
                                                                                                  ------------

OTHER FINANCIAL
COMPANIES                       1.9%        30,900     Federal National Mortgage Association . .     3,240,638
                                                                                                  ------------

MEDIA                           6.0%

ADVERTISING                     0.9%        40,900     Interpublic Group of Companies Inc. . . .     1,584,875
                                                                                                  ------------

Broadcasting &
Entertainment                   5.1%        16,800     Capital Cities/ABC Inc. . . . . . . . . .     1,992,900
                                            70,500     Time Warner Inc.. . . . . . . . . . . . .     2,573,250
                                            50,500     Viacom Inc. "B"*. . . . . . . . . . . . .     2,525,000
                                            28,400     Walt Disney Co. . . . . . . . . . . . . .     1,636,550
                                                                                                  ------------
                                                                                                     8,727,700
                                                                                                  ------------
SERVICE INDUSTRIES              7.8%

EDP SERVICES                    3.6%        42,700     First Data Corp.. . . . . . . . . . . . .     2,823,538
                                            71,400     General Motors Corp. "E". . . . . . . . .     3,364,725
                                                                                                  ------------
                                                                                                     6,188,263
                                                                                                  ------------

INVESTMENT                      1.3%        44,700     Dean Witter, Discover & Co. . . . . . . .     2,223,825
                                                                                                  ------------

MISCELLANEOUS
COMMERCIAL SERVICES             1.1%        57,500     Sysco Corp. . . . . . . . . . . . . . . .     1,746,563
                                                                                                  ------------

MISCELLANEOUS
CONSUMER SERVICES               0.8%        34,300     Service Corp. International . . . . . . .     1,376,288
                                                                                                  ------------

PRINTING/PUBLISHING             1.0%        32,200     Reuters Holdings PLC "B" (ADR). . . . . .     1,787,100
                                                                                                  ------------
DURABLES                        4.6%

AEROSPACE                       1.9%        49,200     Boeing Co.. . . . . . . . . . . . . . . .     3,228,750
                                                                                                  ------------
TELECOMMUNICATIONS
EQUIPMENT                       2.7%        27,400     DSC Communications Corp.* . . . . . . . .     1,013,800
                                           108,000     L.M. Ericsson Telephone Co. "B" (ADR) . .     2,306,812
                                            23,400     Nokia AB Oy (ADR) . . . . . . . . . . . .     1,304,550
                                                                                                  ------------
                                                                                                     4,625,162
                                                                                                  ------------

MANUFACTURING                   6.9%

CHEMICALS                       1.5%        54,275     Sigma-Aldrich Corp. . . . . . . . . . . .     2,578,063
                                                                                                  ------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                           ----
                                                                            11

SCUDDER QUALITY GROWTH FUND

                               % of                                                                  Market
                             Portfolio     Shares                                                   Value ($)
--------------------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING       3.5%        38,800     Dover Corp. . . . . . . . . . . . . . . .     1,532,600
                                            50,400     General Electric Co.. . . . . . . . . . .     3,187,800
                                            26,800     Thermo Electron Corp.*. . . . . . . . . .     1,232,800
                                                                                                  ------------
                                                                                                     5,953,200
                                                                                                  ------------
ELECTRICAL PRODUCTS             1.9%        17,400     ASEA AB (ADR) . . . . . . . . . . . . . .     1,705,200
                                            23,000     Emerson Electric Co.. . . . . . . . . . .     1,638,750
                                                                                                  ------------
                                                                                                     3,343,950
                                                                                                  ------------

TECHNOLOGY                     12.4%

COMPUTER SOFTWARE               1.2%        20,000     Microsoft Corp.*. . . . . . . . . . . . .     2,000,000
                                                                                                  ------------

DIVERSE ELECTRONIC
PRODUCTS                        2.5%        32,400     Applied Materials, Inc.*. . . . . . . . .     1,624,050
                                            40,300     Motorola Inc. . . . . . . . . . . . . . .     2,644,688
                                                                                                  ------------
                                                                                                     4,268,738
                                                                                                  ------------

ELECTRONIC DATA PROCESSING      3.4%        32,100     Ceridian Corp.* . . . . . . . . . . . . .     1,396,350
                                            32,700     Hewlett-Packard Co. . . . . . . . . . . .     3,028,838
                                            44,300     Silicon Graphics Inc.*. . . . . . . . . .     1,472,975
                                                                                                  ------------
                                                                                                     5,898,163
                                                                                                  ------------

MILITARY ELECTRONICS            1.5%        88,600     Loral Corp. . . . . . . . . . . . . . . .     2,624,775
                                                                                                  ------------

OFFICE/PLANT AUTOMATION         1.9%        32,900     3Com Corp.* . . . . . . . . . . . . . . .     1,546,300
                                            22,100     Cisco Systems, Inc.*. . . . . . . . . . .     1,712,750
                                                                                                  ------------
                                                                                                     3,259,050
                                                                                                  ------------


SEMICONDUCTORS                  1.9%        42,900     Intel Corp. . . . . . . . . . . . . . . .     2,997,638
                                             2,400     Texas Instruments Inc.. . . . . . . . . .       163,800
                                                                                                  ------------
                                                                                                     3,161,438
                                                                                                  ------------

ENERGY                          2.2%

ENGINEERING                     1.1%        31,500     Fluor Corp. . . . . . . . . . . . . . . .     1,779,750
                                                                                                  ------------

OIL/GAS TRANSMISSION            1.1%        56,100     Enron Corp. . . . . . . . . . . . . . . .     1,928,438
                                                                                                  ------------
                                                       TOTAL COMMON STOCKS (Cost $130,223,071) .   159,452,948
                                                                                                  ------------
--------------------------------------------------------------------------------------------------------------

                                                       TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                        (Cost $142,320,064) (a). . . . . . . . .   171,597,087
                                                                                                  ------------
                                                                                                  ------------



     *    Non-income producing security.

    (a) The cost for federal income tax purposes was $142,674,052. At October 31, 1995, net unrealized appreciation for all securities based on tax cost was $28,923,035. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $30,371,401 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,448,366.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


----
 12

                                                           FINANCIAL STATEMENTS


                      STATEMENT OF ASSETS AND LIABILITIES


October 31, 1995
------------------------------------------------------------------------------------------------------
ASSETS

Investments, at market (identified cost $142,320,064)
    (Note A). . . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 171,597,087
Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  544

Receivables:
    Investments sold. . . . . . . . . . . . . . . . . . . . . . .                            3,008,465
    Fund shares sold. . . . . . . . . . . . . . . . . . . . . . .                            1,560,107
    Dividends and interest. . . . . . . . . . . . . . . . . . . .                              115,188
Deferred organization expenses (Note A) . . . . . . . . . . . . .                                6,174
                                                                                          ------------
         Total assets . . . . . . . . . . . . . . . . . . . . . .                          176,287,565

LIABILITIES

Payables:
    Investments purchased . . . . . . . . . . . . . . . . . . . . $  2,298,001
    Fund shares redeemed. . . . . . . . . . . . . . . . . . . . .      314,092
    Accrued management fee (Note C) . . . . . . . . . . . . . . .       99,885
    Other accrued expenses (Note C) . . . . . . . . . . . . . . .      103,872
                                                                  ------------
         Total liabilities. . . . . . . . . . . . . . . . . . . .                            2,815,850
                                                                                         -------------
Net assets, at market value . . . . . . . . . . . . . . . . . . .                        $ 173,471,715
                                                                                         =============

NET ASSETS

Net assets consist of:

    Undistributed net investment income . . . . . . . . . . . . .                        $     966,778
    Unrealized appreciation on investments. . . . . . . . . . . .                           29,277,023
    Accumulated net realized gain . . . . . . . . . . . . . . . .                            5,417,965
    Shares of beneficial interest . . . . . . . . . . . . . . . .                               94,092
    Additional paid-in capital. . . . . . . . . . . . . . . . . .                          137,715,857
                                                                                         -------------
Net assets, at market value . . . . . . . . . . . . . . . . . . .                        $ 173,471,715
                                                                                         =============
Net asset value, offering and redemption price per
    share ($173,471,715 DIVIDED BY 9,409,227 outstanding
    shares of beneficial interest, $.01 par value,
    unlimited number of shares authorized). . . . . . . . . . . .                               $18.44
                                                                                                ======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                           ----
                                                                            13

SCUDDER QUALITY GROWTH FUND


                            STATEMENT OF OPERATIONS


Year Ended October 31, 1995
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Income:
Dividends (net of foreign taxes withheld of $19,678). . . . . . .                        $  2,234,790
Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . .                             331,505
                                                                                         ------------
                                                                                            2,566,295

Expenses:
Management fee (Note C) . . . . . . . . . . . . . . . . . . . . . $ 953,916
Services to shareholders (Note C) . . . . . . . . . . . . . . . .   352,368
Custodian and accounting fees (Note C). . . . . . . . . . . . . .    82,528
Trustees' fees (Note C) . . . . . . . . . . . . . . . . . . . . .    35,519
Reports to shareholders . . . . . . . . . . . . . . . . . . . . .    68,694
Auditing. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    43,625
Legal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9,872
Federal registration. . . . . . . . . . . . . . . . . . . . . . .    10,398
State registration. . . . . . . . . . . . . . . . . . . . . . . .    19,486
Amortization of organization expense (Note A) . . . . . . . . . .     9,946
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    13,192                 1,599,544
                                                                  ---------              ------------
Net investment income . . . . . . . . . . . . . . . . . . . . . .                             966,751
                                                                                         ------------
Net realized and unrealized gain on investments
Net realized gain from investments. . . . . . . . . . . . . . . .                           5,911,775
Net unrealized appreciation on investments
during the period . . . . . . . . . . . . . . . . . . . . . . . .                          23,228,314
                                                                                         ------------
Net gain on investments . . . . . . . . . . . . . . . . . . . . .                          29,140,089
                                                                                         ------------
Net increase in net assets resulting from operations. . . . . . .                        $ 30,106,840
                                                                                         ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


----
 14

                                                           FINANCIAL STATEMENTS

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                      Years Ended October 31,
                                                   -----------------------------
INCREASE (DECREASE) IN NET ASSETS                       1995           1994
--------------------------------------------------------------------------------
Operations:
Net investment income. . . . . . . . . . . . . . . $     966,751  $   1,114,659
Net realized gain on investments . . . . . . . . .     5,911,775      7,612,915
Net unrealized appreciation (depreciation)
    on investments during the period . . . . . . .    23,228,314     (8,282,506)
                                                   -------------  -------------
Net increase in net assets
    resulting from operations. . . . . . . . . . .    30,106,840        445,068
                                                   -------------  -------------
Distributions to shareholders from:
Net investment income ($.15 and $.08
    per share, respectively)                          (1,069,236)      (573,627)
                                                   -------------  -------------
Net realized gains from investment
    transactions ($1.09 and $.24 per share,
    respectively). . . . . . . . . . . . . . . . .    (7,769,783)    (1,793,533)
                                                   -------------  -------------
Fund share transactions:
Proceeds from shares sold. . . . . . . . . . . . .    62,792,871     30,065,461
Net asset value of shares issued to
    shareholders in reinvestment of
    distributions. . . . . . . . . . . . . . . . .     8,642,766      2,309,792
Cost of shares redeemed. . . . . . . . . . . . . .   (32,495,742)   (43,432,867)
                                                   -------------  -------------
Net increase (decrease) in net assets from
    Fund share transactions. . . . . . . . . . . .    38,939,895    (11,057,614)
                                                   -------------  -------------
Increase (decrease) in net assets. . . . . . . . .    60,207,716    (12,979,706)
Net assets at beginning of period. . . . . . . . .   113,263,999    126,243,705
                                                   -------------  -------------
Net assets at end of period (including
    undistributed net investment income
    of $966,778 and $919,547, respectively). . . . $ 173,471,715  $ 113,263,999
                                                   =============  =============

Other Information
Increase (decrease) in Fund shares
Shares outstanding at beginning of period. . . . .     7,006,138      7,689,455
                                                   -------------  -------------
Shares sold. . . . . . . . . . . . . . . . . . . .     3,794,148      1,895,781
Shares issued to shareholders in reinvestment
    of distributions . . . . . . . . . . . . . . .       595,642        144,448
Shares redeemed. . . . . . . . . . . . . . . . . .    (1,986,701)    (2,723,546)
                                                   -------------  -------------
Net increase (decrease) in Fund shares . . . . . .     2,403,089       (683,317)
                                                   -------------  -------------
Shares outstanding at end of period. . . . . . . .     9,409,227      7,006,138
                                                   =============  =============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                           ----
                                                                            15

SCUDDER QUALITY GROWTH FUND
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                           For the Period
                                                                                            May 15, 1991
                                                                                           (commencement
                                                             Years Ended October 31,       of operations)
                                                      -----------------------------------  to October 31,
                                                       1995      1994      1993      1992       1991
                                                      ---------------------------------------------------
Net asset value, beginning of period. . . . . . . . . $16.17    $16.42    $15.30    $13.65     $12.00
                                                      ------    ------    ------    ------     ------
Income from investment operations:
 Net investment income (a). . . . . . . . . . . . . .    .11       .16       .06       .02        .03
 Net realized and unrealized gain (loss) on
   investments. . . . . . . . . . . . . . . . . . . .   3.40      (.09)     1.09      1.68       1.62
                                                      ------    ------    ------    ------     ------
Total from investment operations. . . . . . . . . . .   3.51       .07      1.15      1.70       1.65
                                                      ------    ------    ------    ------     ------
Less distributions from:
 Net investment income. . . . . . . . . . . . . . . .   (.15)     (.08)     (.03)     (.03)        --
 Net realized gains on investment transactions. . . .  (1.09)     (.24)       --      (.02)        --
                                                      ------    ------    ------    ------     ------
Total distributions . . . . . . . . . . . . . . . . .  (1.24)     (.32)     (.03)     (.05)        --
                                                      ------    ------    ------    ------     ------
Net asset value, end of period. . . . . . . . . . . . $18.44    $16.17    $16.42    $15.30     $13.65
                                                      ======    ======    ======    ======     ======
Total Return (%). . . . . . . . . . . . . . . . . . .  23.78       .39      7.49     12.47      13.75**
Ratios and Supplemental Data
Net assets, end of period ($ millions). . . . . . . .    173       113       126       101         30
Ratio of operating expenses net, to average daily
 net assets (%) (a) . . . . . . . . . . . . . . . . .   1.17      1.25      1.20      1.25       1.25*
Ratio of net investment income to average daily
 net assets (%) . . . . . . . . . . . . . . . . . . .    .71       .96       .39       .24        .83*
Portfolio turnover rate (%) . . . . . . . . . . . . .   91.6     119.7     111.4      27.4       11.5*
(a) Reflects a per share amount of expenses,
      exclusive of management fees, reimbursed
      by the Adviser of . . . . . . . . . . . . . . . $   --    $   --    $   --    $   --     $  .01
    Reflects a per share amount of management
      fee not imposed by the Adviser of . . . . . . . $   --    $   --    $   --    $  .01     $  .02
    Operating expense ratio including expenses
      reimbursed, management fee and other
      expenses not imposed (%). . . . . . . . . . . .     --        --        --      1.40       2.67*


*   Annualized
**  Not annualized


----
 16

                                                  NOTES TO FINANCIAL STATEMENTS

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

Scudder Quality Growth Fund (the "Fund") is a diversified series of Scudder Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement and the underlying collateral, is equal to at least 100.5% of the resale price.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable


                                                                           ----
                                                                            17

SCUDDER QUALITY GROWTH FUND

income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

B.  PURCHASES AND SALES OF SECURITIES
-------------------------------------------------------------------------------

For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $140,424,234 and $120,765,280, respectively.

C.  RELATED PARTIES
-------------------------------------------------------------------------------

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the


----
 18

                                                  NOTES TO FINANCIAL STATEMENTS

Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 29, 1996 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the year ended October 31, 1995, the fee pursuant to the Agreement amounted to $953,916.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, the amount charged by SSC aggregated $306,800, of which $36,234 is unpaid at October 31, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, the amount charged to the Fund by SFAC aggregated $52,477, of which $4,436 is unpaid at October 31, 1995.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Trustees fees aggregated $35,519.


                                                                           ----
                                                                            19

SCUDDER QUALITY GROWTH FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF SCUDDER INVESTMENT TRUST AND THE SHAREHOLDERS OF SCUDDER QUALITY GROWTH FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Quality Growth Fund including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period May 15, 1991 (commencement of operations) to October 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Quality Growth Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, and for the period May 15, 1991 (commencement of operations) to October 31, 1991 in conformity with generally accepted accounting principles.


Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
December 13, 1995


----
 20

                                                                TAX INFORMATION
--------------------------------------------------------------------------------
The Fund will mail shareholders IRS Form 1099-Div in late January, summarizing ALL taxable distributions paid for 1995.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $3,087,104 as capital gain dividends for the year ended October 31, 1995.

Pursuant to section 854 of the Internal Revenue Code, the Fund designates $2,247,158 as dividends eligible for the dividends received deduction for corporations for the year ended October 31, 1995.

                                                           OFFICERS AND TRUSTEES
--------------------------------------------------------------------------------
Daniel Pierce*
    President and Trustee
Henry P. Becton, Jr.
    Trustee; President and General Manager, WGBH Educational Foundation
Dudley H. Ladd*
    Trustee
George M. Lovejoy, Jr.
    Trustee; President and Director, Fifty Associates
Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University
Juris Padegs*
    Trustee
Jean C. Tempel
    Trustee; General Partner,
    TL Ventures
Bruce F.  Beaty*
    Vice President
Jerard K. Hartman*
    Vice President
Robert T. Hoffman*
    Vice President
Thomas W. Joseph*
    Vice President
David S. Lee*
    Vice President
Douglas M. Loudon*
    Vice President
Valerie F. Malter*
    Vice President
Thomas F. McDonough*
    Vice President, Secretary and Assistant Treasurer
Pamela A. McGrath*
    Vice President and Treasurer
Edward J. O'Connell*
    Vice President and Assistant Treasurer
Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

     For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal,  state,  and local taxes.  *Not  available in all states.  +++A no-load  variable annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate, offered by Scudder's insurance agencies,  1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark,
     Inc.  are  traded on  various  stock  exchanges.  ++For  information  on  Scudder  Treasurers  Trust,(TM)  an institutional  cash  management  service that utilizes  certain  portfolios of Scudder Fund,  Inc.  ($100,000 minimum), call 1-800-541-7703.
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                                       22

HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------

                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:

                                         Boca Raton                               New York
                                         Boston                                   Portland, OR
                                         Chicago                                  San Diego
                                         Cincinnati                               San Francisco
                                         Los Angeles                              Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

     Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor
     Services, Inc., Distributor.

*    Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.
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                                                      23

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.